UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5245

DREYFUS STRATEGIC MUNICIPALS, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	9/30

Date of reporting period:	9/30/05

P:\Edgar Filings\Pending\853 previously 000\NCSRA-853-11-05\formncsr853.DOC

FORM N-CSR
Item 1.	Reports to Stockholders.

Dreyfus Strategic Municipals, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.
  Information about your transactions with us, such as the purchase or sale of Fund shares.
  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC

PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Selected Information
7	Statement of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statement of Changes in Net Assets
22	Financial Highlights
24	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Additional Information
35	Important Tax Information
36	Proxy Results
37	Board Members Information
39	Officers of the Fund
41	Officers and Directors
FOR MORE INFORMATION

Back Cover

Dreyfus
Strategic Municipals, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Strategic Municipals, Inc. covers the 12-month period from October 1, 2004, through September 30, 2005. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager,W. Michael Petty.

Although yields of longer-term municipal bonds recently have begun to creep upward, they remained relatively low over the past year even as short-term interest rates rose steadily. Moderate economic growth, low inflation expectations among U.S. investors and robust investor demand appear to have supported the tax-exempt bond market, offsetting concerns related to greater new issuance volume, soaring energy prices and the Federal Reserve Board's gradual move toward a less accommodative monetary policy.

Recent events — including sharply higher gasoline and energy prices, and Hurricane Katrina — have added a degree of uncertainty to the economic outlook, which could buoy investor sentiment in the bond market. Conversely, high energy and commodity prices could lead to greater inflation concerns, which may discourage some fixed-income investors.As always, we encourage you to discuss these and other matters with your financial advisor.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Strategic Municipals, Inc. perform relative to its benchmark?

For the 12-month period ended September 30, 2005, the fund achieved a total return of 9.07% .1 During the same period, the fund provided income dividends of $0.572 per share, which is equal to a distribution rate of 6.45% .2

We attribute the fund's performance to the resiliency of longer-term bond prices in a rising interest-rate environment, which was primarily the result of low inflation expectations and robust investor demand. While the fund also benefited from relatively strong income from its seasoned, core holdings, the fund's Board declared a reduced dividend in January 2005, due to lower levels of investment income from newly purchased securities and higher borrowing costs.

What is the fund's investment approach?

The fund's investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of its net assets in municipal obligations. Generally, the fund invests at least 50% of its net assets in municipal bonds considered investment-grade or the unrated equivalent as determined by Dreyfus in the case of bonds, and in the two highest-rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having or deemed to have maturities of less than one year.

To this end, we have constructed the portfolio by seeking income opportunities through analysis of each bond's structure, including paying close attention to each bond's yield, maturity and early redemption features.

Over time, many of the fund's relatively higher-yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace those bonds, as opportunities arise, with investments consistent with

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)

the fund's investment policies.When we believe an opportunity exists, we also may seek to upgrade the portfolio's investments with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings.

What other factors influenced the fund's performance?

Like most other income-oriented investments, the fund was influenced during the reporting period by higher short-term interest rates and low inflation in a moderately growing U.S. economy.As part of its ongoing credit tightening campaign, the Federal Reserve Board (the "Fed”) increased the overnight federal funds rate eight times during the reporting period, driving it from 1.75% to 3.75% . These moves were designed to move U.S. monetary policy away from its previously accommodative stance and toward a more neutral posture that neither stimulates nor restricts economic growth.

However, contrary to historical norms, yields of longer-term bonds failed to rise along with interest rates, primarily due to low inflation expectations among domestic investors and robust demand for U.S. fixed-income securities from overseas investors, including central banks in Asia. As a result, prices of longer-term municipal bonds held up remarkably well, and yield differences between shorter- and longer-term securities narrowed. Because the fund focuses primarily on bonds at the longer end of the maturity spectrum, this development helped support its net asset value.

The fund's holdings also benefited to a degree from investors' apparent preference during the reporting period for lower-quality municipal securities. Investor demand for yield-oriented securities proved to be particularly strong, and bond prices were further supported by the participation of non-traditional investors, such as insurance companies and hedge funds, seeking attractive after-tax yields relative to comparable taxable securities. Furthermore, we increased the percentage of fund assets allocated to bonds with "triple-B” credit ratings — the lowest category in the investment-grade range — which generally performed well during the year.

4

The fund continued to receive attractive levels of current income from its core holdings of seasoned municipal bonds, most of which were purchased during a market environment offering higher yields than are available today. As expected, some of the fund's higher-yielding bonds were redeemed early by their issuers, and we were unable to reinvest in bonds with comparable income characteristics. Because a number of the fund's holdings are nearing their optional redemption, or "call,” dates, the fund's average duration — a measure of sensitivity to changing interest rates — was shorter than industry averages. However, this relatively defensive position did not detract significantly from the fund's performance.

In addition, the fund utilizes leverage by issuing auction rate preferred stock and invests the proceeds in long-term municipal bond. During the second half of the reporting period, the fund's leverage strategy has been affected by higher short-term interest rates, which resulted in higher borrowing costs. To adjust for these higher costs and lower income from newly purchased holdings, the fund's Board of Directors reduced its dividend distribution rate in January 2005.

What is the fund's current strategy?

We have continued to focus on income-oriented securities. When core holdings are redeemed by their issuers, we have attempted to reinvest in investment-grade bonds with relatively attractive income characteristics. During the reporting period, we found a number of income-oriented opportunities among bonds backed by corporations, revenues from public utilities and housing projects, and the states' settlement of litigation with the nation's tobacco companies.

October 17, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset
	value per share. Past performance is no guarantee of future results. Market price per share, net asset
	value per share and investment return fluctuate. Income may be subject to state and local taxes,
	and some income may be subject to the federal alternative minimum tax (AMT) for certain
	investors. Capital gains, if any, are fully taxable.
[2]	Distribution rate per share is based upon dividends per share paid from net investment income
	during the period, divided by the market price per share at the end of the period.

	The Fund	5

SELECTED INFORMATION September 30, 2005 (Unaudited)
Market Price per share September 30, 2005	$8.87
Shares Outstanding September 30, 2005	60,588,631
New York Stock Exchange Ticker Symbol	LEO

MARKET PRICE (NEW YORK STOCK EXCHANGE)
Fiscal Year Ended September 30, 2005

	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	December 31, 2004	March 31, 2005	June 30, 2005	September 30, 2005

High	$8.95	$8.80	$8.88	$9.20
Low	8.34	8.01	8.21	8.77
Close	8.42	8.17	8.84	8.87

PERCENTAGE GAIN (LOSS) based on change in Market Price*

September 23, 1987 (commencement of operations)
through September 30, 2005	226.33%
October 1, 1995 through September 30, 2005	81.22
October 1, 2000 through September 30, 2005	46.45
October 1, 2004 through September 30, 2005	6.87
January 1, 2005 through September 30, 2005	10.52
April 1, 2005 through September 30, 2005	11.99
July 1, 2005 through September 30, 2005	1.88

NET ASSET VALUE PER SHARE
September 23, 1987 (commencement of operations)	$ 9.32
September 30, 2004	9.18
December 31, 2004	9.28
March 31, 2005	9.22
June 30, 2005	9.49
September 30, 2005	9.38

PERCENTAGE GAIN based on change in Net Asset Value*

September 23, 1987 (commencement of operations)
through September 30, 2005	270.25%
October 1, 1995 through September 30, 2005	85.21
October 1, 2000 through September 30, 2005	41.54
October 1, 2004 through September 30, 2005	9.07
January 1, 2005 through September 30, 2005	6.04
April 1, 2005 through September 30, 2005	4.95
July 1, 2005 through September 30, 2005	.36

* With dividends reinvested.
6

STATEMENT OF INVESTMENTS September 30, 2005
	Principal
Long-Term Municipal Investments—147.5%	Amount ($)	Value ($)

Alabama—6.2%
Houston County Health Care Authority
6.25%, 10/1/2030 (Insured; AMBAC)	8,000,000	8,845,200
Jefferson County, Limited Obligation School Warrant:
5.25%, 1/1/2018	21,000,000	22,402,380
5.50%, 1/1/2022	4,000,000	4,321,560
Alaska—.7%
Alaska Housing Finance Corp.
6%, 6/1/2049 (Insured; MBIA)	4,000,000	4,168,480
Arkansas—1.8%
Arkansas Development Finance Authority, SFMR
(Mortgage Backed Securities Program):
6.45%, 7/1/2031 (Collateralized: FNMA and GNMA)	605,000	636,545
6.25%, 1/1/2032 (Collateralized; GNMA)	3,110,000	3,158,827
Little Rock School District
5.25%, 2/1/2030 (Insured; FSA)	6,000,000	6,343,740
Arizona—3.5%
Coconino County Pollution Control Corp., PCR
(Nevada Power Co. Project) 6.375%, 10/1/2036	3,500,000	3,589,250
Maricopa Pollution Control Corp., PCR
(Public Service Co.) 5.75%, 11/1/2022	6,000,000	6,112,320
Scottsdale Industrial Development Authority, HR
(Scottsdale Healthcare) 5.80%, 12/1/2031	6,000,000	6,430,800
Tucson, Water System Revenue
5%, 7/1/2021 (Insured; FGIC)	3,500,000	3,716,195
California—11.7%
California:
5.50%, 4/1/2028	4,000,000	4,417,960
5.25%, 4/1/2034	5,000,000	5,296,950
California Department of Water Resources, Power Supply
Revenue 5.125%, 5/1/2018 (Insured; FGIC)	6,000,000	6,428,040
California Infrastructure and Economic Development Bank,
Revenue (Bay Area Toll Bridges)
5.25%, 7/1/2017 (Insured; FSA)	12,360,000	13,552,987
California Pollution Control Financing Authority, SWDR
(Keller Canyon Landfill Co. Project) 6.875%, 11/1/2027	2,000,000	2,009,480
California Statewide Communities Development Authority,
Revenue (Bentley School) 6.75%, 7/1/2032	2,000,000	2,162,160

The Fund

7

STATEMENT OF INVESTMENTS (continued)
	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

California (continued)
Golden State Tobacco Securitization Corp:
Enhanced Tobacco Settlement Asset-Backed Bonds
5%, 6/1/2045	7,000,000	7,114,940
Tobacco Settlement Revenue:
7.80%, 6/1/2042	8,100,000	10,130,265
7.90%, 6/1/2042 (LOC; Bank of New York)	2,000,000	2,514,400
Los Angeles Unified School District
5.25%, 7/1/2020 (Insured; FSA)	7,200,000	7,859,592
State Public Works Board of California, LR,
Department of General Services (Butterfield
State Office Complex) 5.25%, 6/1/2030	5,000,000	5,283,050
Colorado—5.3%
Beacon Point Metropolitan District
6.25%, 12/1/2035	2,000,000	2,017,760
Colorado Housing and Finance Authority
(Single Family Program)
6.60%, 8/1/2032 (Collateralized; FHA)	2,615,000	2,715,285
Denver City and County, Special Facilities Airport
Revenue (United Airlines Project)
6.875%, 10/1/2032	7,135,000 [a]	6,536,017
Northwest Parkway Public Highway Authority,
Revenue 7.125%, 6/15/2041	10,750,000	11,653,215
Silver Dollar Metropolitan District 7.05%, 12/1/2006	4,935,000 [b]	5,157,174
Southlands Metropolitan District Number 1
7.125%, 12/1/2034	2,000,000	2,190,060
Florida—3.8%
Deltona, Utilities System Revenue
5.125% 10/1/2027 (Insured; MBIA)	6,000,000	6,346,740
Florida Housing Finance Corp., Housing Revenue
(Nelson Park Apartments)
6.40%, 3/1/2040 (Insured; FSA)	12,380,000	13,105,097
Orange County Health Facility Authority, HR
(Regional Healthcare Systems) 6%, 10/1/2026	2,000,000	2,113,840
Georgia—2.2%
Augusta, Water and Sewer Revenue
5.25%, 10/1/2039 (Insured; FSA)	3,000,000	3,217,380
Brooks County Development Authority, Sewer Revenue,
Health and Housing Facilities
5.70%, 1/20/2039 (Collateralized; GNMA)	4,445,000	4,878,565

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Georgia (continued)
Milledgeville-Baldwin County Development Authority, Revenue
(Georgia College and State Foundation):
6%, 9/1/2013	2,090,000		2,312,961
6%, 9/1/2033	2,000,000		2,150,800
Hawaii—.5%
Hawaii Department of Transportation, Special Facility
Revenue (Caterair International Corp. Project)
10.125%, 12/1/2010	3,000,000		3,001,800
Idaho—.6%
Power County Industrial Development Corp, SWDR
(FMC Corp. Project) 6.45%, 8/1/2032	3,250,000		3,425,175
Illinois—12.7%
Chicago:
6.125%, 7/1/2010 (Insured; FGIC)	1,250,000	[b]	1,415,075
6.125%, 7/1/2010 (Insured; FGIC)	14,565,000	[b]	16,488,454
SFMR 6.55%, 4/1/2033
(Collateralized: FHLMC, FNMA and GNMA)	5,105,000		5,323,494
(Wastewater Transmission Revenue)
6%, 1/1/2010 (Insured; MBIA)	3,000,000	[b]	3,349,290
Chicago-O'Hare International Airport, Special Facility
Revenue (American Airlines Inc. Project)
8.20%, 12/1/2024	7,000,000		6,402,550
Illinois Educational Facilities Authority, Revenue:
(Northwestern University) 5%, 12/1/2038	5,000,000		5,136,300
(University of Chicago):
5.125%, 7/1/2008 (Insured; MBIA)	5,000	[b]	5,310
5.125%, 7/1/2038 (Insured; MBIA)	6,995,000		7,247,729
Illinois Health Facilities Authority, Revenue:
(Advocate Network Health Care) 6.125%, 11/15/2010	4,020,000	[b]	4,536,088
(OSF Healthcare System) 6.25%, 11/15/2029	7,730,000		8,254,326
(Swedish American Hospital) 6.875%, 5/15/2010	4,980,000	[b]	5,693,236
Lombard Public Facilities Corp., Conference Center
and First Tier Hotel Revenue 7.125%, 1/1/2036	2,500,000		2,558,550
Metropolitan Pier and Exposition Authority,
Dedicated State Tax Revenue (McCormick
Place Expansion) 5.25%, 6/15/2042 (Insured; MBIA)	5,325,000		5,572,080
Indiana—2.3%
Franklin Township Independent School Building Corp.,
First Mortgage 6.125%, 7/15/2010	6,500,000	[b]	7,400,705

The Fund

9

STATEMENT OF INVESTMENTS (continued)
	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Indiana (continued)
Indiana Housing Finance Authority, SFMR 5.95%, 1/1/2029	1,070,000	1,097,435
Petersburg, PCR (Indiana Power and Light)
6.375%, 11/1/2029	4,150,000	4,422,115
Kansas—4.8%
Kansas Development Finance Authority, Revenue:
(Board of Regents-Scientific Resource)
5%, 10/1/2021 (Insured; AMBAC)	5,290,000	5,632,104
Health Facility (Sisters of Charity) 6.25%, 12/1/2028	3,000,000	3,315,720
Sedgwick and Shawnee Counties, SFMR
(Mortgage Backed Securities Project)
6.30%, 12/1/2032 (Collateralized: FNMA and GNMA)	7,175,000	7,501,391
Wichita, HR (Christian Health System Inc.)
6.25%, 11/15/2024	10,000,000	10,831,000
Louisiana—.2%
Parish of Saint James, SWDR (Freeport-McMoRan
Partnership Project) 7.70%, 10/1/2022	1,390,000	1,392,405
Maine—.5%
Maine Housing Authority, Mortgage 5.30%, 11/15/2023	2,825,000	2,947,125
Maryland—1.4%
Maryland Economic Development Corp., Student
Housing Revenue (University of Maryland):
6.50%, 6/1/2027	3,000,000	3,319,710
5.75%, 10/1/2033	4,500,000	4,759,875
Massachusetts—2.5%
Massachusetts Health and Educational
Facilities Authority, Revenue:
Civic Investments 9%, 12/15/2015	2,000,000	2,438,860
(Partners Healthcare System) 5.75%, 7/1/2032	5,000,000	5,502,750
Massachusetts Industrial Finance Agency, Revenue
(Ogden Haverhill Project) 5.60%, 12/1/2019	6,000,000	6,149,160
Michigan—5.5%
Kent Hospital Finance Authority, Revenue
(Metropolitan Hospital Project) 6.25%, 7/1/2040	3,000,000	3,272,100
Michigan Hospital Finance Authority, HR:
(Ascension Health Credit)
6.125%, 11/15/2009	5,000,000 [b]	5,569,700
(Genesys Health System Obligated Group)
8.125%, 10/1/2005	5,000,000 [b]	5,100,700

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Michigan (continued)
Michigan Strategic Fund:
RRR (Detroit Edison Co.)
5.25%, 12/15/2032 (Insured; XLCA)	3,000,000	3,155,850
SWDR (Genesee Power Station Project)
7.50%, 1/1/2021	14,000,000	13,996,080
Minnesota—3.5%
Duluth Economic Development Authority, Health
Care Facilities Revenue (Saint Luke's
Hospital) 7.25%, 6/15/2032	5,000,000	5,382,050
Saint Paul Housing and Redevelopment Authority,
Hospital Facility Revenue (HealthEast Project):
6%, 11/15/2025	2,000,000	2,168,000
6%, 11/15/2030	2,000,000	2,148,200
Saint Paul Port Authority, Hotel Facility Revenue
(Radisson Kellogg Project) 7.375%, 8/1/2029	3,000,000	3,143,940
United Hospital District of Todd, Morrison, Cass
and Wadena Counties, General Obligation
Health Care Facilities Revenue (Lakewood
Health System) 5.125%, 12/1/2024	1,500,000	1,552,035
Winona, Health Care Facilities Revenue
(Winona Health) 6%, 7/1/2026	5,000,000	5,337,700
Mississippi—3.4%
Claiborne County, PCR
(System Energy Resources, Inc.)
6.20%, 2/1/2026	4,545,000	4,636,127
Mississippi Business Finance Corp., PCR (System Energy
Resources Inc. Project) 5.875%, 4/1/2022	14,310,000	14,590,476
Missouri—2.5%
Missouri Development Finance Board, Infrastructure
Facilities Revenue (Branson):
5.375%, 12/1/2027	2,000,000	2,068,320
5.50%, 12/1/2032	4,500,000	4,681,935
Missouri Health and Educational Facilities Authority,
Health Facilities Revenue (Saint Anthony's
Medical Center) 6.25%, 12/1/2030	6,750,000	7,237,688
Montana—.3%
Montana Board of Housing, SFMR
6.45%, 6/1/2029	1,845,000	1,878,763

The Fund

11

STATEMENT OF INVESTMENTS (continued)
	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Nevada—2.9%
Clark County, IDR
(Nevada Power Co. Project) 5.60%, 10/1/2030	3,000,000		2,999,760
Washoe County (Reno-Sparks Convention Center)
6.40%, 1/1/2010 (Insured; FSA)	12,000,000	[b]	13,486,800
New Hampshire—2.6%
New Hampshire Business Finance Authority, PCR
(Public Service Co. of New Hampshire)
6%, 5/1/2021 (Insured; AMBAC)	7,000,000		7,543,270
New Hampshire Health and Educational Facilities Authority,
Revenue (Exeter Project):
6%, 10/1/2024	1,000,000		1,089,930
5.75%, 10/1/2031	1,000,000		1,061,660
New Hampshire Industrial Development Authority, PCR
(Connecticut Light and Power) 5.90%, 11/1/2016	5,000,000		5,104,250
New Jersey—4.8%
New Jersey Economic Development Authority,
Cigarette Tax Revenue 5.75%, 6/15/2034	2,500,000		2,648,050
New Jersey Health Facilities Financing Authority, Revenue
(Christian Health Care Center) 8.75%, 7/1/2006	12,745,000	[b]	13,409,397
New Jersey Turnpike Authority, Turnpike Revenue
5%, 1/1/2035 (Insured; AMBAC)	4,500,000		4,622,355
Tobacco Settlement Financing Corp. of New Jersey
7%, 6/1/2041	5,640,000		6,737,375
New Mexico—1.2%
Farmington, PCR
(Tucson Electric Power Co., San Juan)
6.95%, 10/1/2020	4,000,000		4,187,320
New Mexico Mortgage Finance Authority, SFMR
7%, 9/1/2031 (Collateralized: FHLMC, FNMA and GNMA)	2,365,000		2,397,921
New York—7.9%
Long Island Power Authority, Electric System Revenue
7.262%, 12/1/2016	10,000,000	[c,d]	11,147,200
Tobacco Settlement Financing Corp. of New York:
5.50%, 6/1/2020	16,000,000		17,520,960
5.25%, 6/1/2021 (Insured; AMBAC)	5,000,000		5,427,900
Triborough Bridge and Tunnel Authority, Revenue
5.25%, 11/15/2030	5,220,000		5,558,621
Westchester Tobacco Asset Securitization Corp.
5.125%, 6/1/2038	5,000,000		5,003,400

12

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

North Carolina—.6%
Gaston County Industrial Facilities and Pollution Control
Financing Authority, Exempt Facilities Revenue
(National Gypsum Co. Project)
5.75%, 8/1/2035	3,000,000	3,131,790
North Dakota—.2%
North Dakota Housing Finance Agency, Home Mortgage
Revenue (Housing Finance Program) 6.15%, 7/1/2031	1,290,000	1,297,430
Ohio—7.6%
Canal Winchester Local School District:
Zero Coupon, 12/1/2029 (Insured; MBIA)	3,955,000	1,231,547
Zero Coupon, 12/1/2031 (Insured; MBIA)	3,955,000	1,116,180
Cincinnati, Water System Revenue
5%, 12/1/2021	3,800,000	4,012,572
Cleveland State University
5%, 6/1/2034 (Insured; FGIC)	5,000,000	5,219,500
Cuyahoga County, Revenue 6%, 1/1/2032	750,000	832,725
Mahoning County, Hospital Facilities Revenue
(Forum Health Obligation Group)
6%, 11/15/2032	7,000,000	7,575,540
Ohio Air Quality Development Authority, PCR
(Cleveland Electric Illuminating)
6.10%, 8/1/2020 (Insured; ACA)	3,000,000	3,131,610
Ohio Water Development Authority, Pollution Control
Facilities Revenue (Cleveland Electric
Illuminating) 6.10%, 8/1/2020 (Insured; ACA)	4,350,000	4,540,834
Toledo Lucas County Port Authority, Airport Revenue
(Baxter Global Project) 6.25%, 11/1/2013	4,300,000	4,388,193
Trotwood-Madison City School District,
School Improvement 5%, 12/1/2030 (Insured; FGIC)	10,495,000	10,920,572
Oklahoma—2.9%
Oklahoma Housing Finance Agency, SFMR
(Homeownership Loan Program):
7.55%, 9/1/2027
(Collateralized: FNMA and GNMA)	1,660,000	1,742,917
7.55%, 9/1/2028	1,355,000	1,363,699
Oklahoma State Industries Authority,
Health System Revenue:
5.75%, 8/15/2009 (Insured; MBIA)	5,160,000 [b]	5,662,532
5.75%, 8/15/2029 (Insured; MBIA)	7,070,000	7,655,113

The Fund

13

STATEMENT OF INVESTMENTS (continued)
	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Oregon—4.0%
Klamath Falls, Electric Revenue
(Senior Lien-Klamath Cogen)
6%, 1/1/2025	5,000,000	5,052,050
Port of Portland, International Airport Revenue
(Portland International Airport)
5.50%, 7/1/2024 (Insured; AMBAC)	5,000,000	5,363,200
Tigard—Tualatin School District No. 23J, GO
5.375%, 6/15/2012 (Insured; MBIA)	3,000,000 [b]	3,325,800
Western Generation Agency, Cogeneration Project
Revenue (Wauna Cogeneration Project):
7.40%, 1/1/2016	5,750,000	5,837,458
7.125%, 1/1/2021	2,900,000	2,944,080
Pennsylvania—2.8%
Abington School District
5.125%, 10/1/2034 (Insured; FSA)	4,085,000	4,324,994
Pennsylvania Economic Development Financing Authority,
Exempt Facilities Revenue
(Reliant Energy Seward, LLC Project)
6.75%, 12/1/2036	7,000,000	7,528,640
York County Hospital Authority, Revenue
(Health Center—Lutheran Social Services)
6.50%, 4/1/2022	4,250,000	4,287,910
South Carolina—2.5%
Greenville County School District , Installment Purchase
Revenue (Building Equity Sooner for Tomorrow):
5.50%, 12/1/2028	5,000	5,381
7.99%, 12/1/2028	7,810,000 [c,d]	8,998,994
Greenville Hospital System, Hospital Facilities Revenue
5.50%, 5/1/2026 (Insured; AMBAC)	5,000,000	5,464,550
Tennessee—4.1%
Chattanooga Health and Educational Facilities Board,
Revenue (CDFI Phase I LLC Project):
5.125%, 10/1/2035	2,190,000	2,163,545
6%, 10/1/2035	1,500,000	1,520,025
Johnson City Health and Educational Facilities Board, HR:
7.50%, 7/1/2025	5,000,000	5,924,000
7.50%, 7/1/2033	3,000,000	3,535,170
Memphis Center City Revenue Finance Corp.,
Tennessee Sports Facility Revenue
(Memphis Redbirds) 6.50%, 9/1/2028	10,000,000	10,185,700

14

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Texas—9.9%
Alliance Airport Authority Inc., Special Facilities Revenue
(American Airlines Inc. Project)
7.50%, 12/1/2029 (Insured; FSA)	3,500,000	2,794,015
Austin Convention Enterprises Inc.,
Convention Center Hotel Revenue
6.70%, 1/1/2028	4,000,000	4,296,800
Brazos River Authority, PCR
(TXU Energy Co. LLC Project) 6.75%, 10/1/2038	1,650,000	1,838,678
Dallas-Fort Worth International Airport Facilities
Improvement Corp., Revenue:
(American Airlines Inc.)
6.375%, 5/1/2035	6,630,000	4,588,358
(Bombardier Inc.)
6.15%, 1/1/2016	2,000,000	2,040,680
Harris County Health Facilities Development Corp., HR
(Memorial Hermann Hospital System Project)
6.375%, 6/1/2029	8,500,000	9,290,415
Sabine River Authority, PCR (TXU Electric Co. Project)
6.45%, 6/1/2021	11,300,000	12,151,455
Sam Rayburn Municipal Power Agency, Power Supply
System Revenue 5.75%, 10/1/2021	6,000,000	6,589,680
Texas Department of Housing and Community Affairs,
Collateralized Home Mortgage Revenue
11.296%, 7/2/2024	1,550,000 [c]	1,579,838
Texas Turnpike Authority, Central Texas Turnpike
System Revenue 5.75%, 8/15/2038 (Insured; AMBAC)	7,100,000	7,925,872
Tyler Health Facilities Development Corp., HR
(East Texas Medical Center Regional Health Care
System Project) 6.75%, 11/1/2025	3,000,000	3,001,500
Utah—.7%
Carbon County, SWDR (Sunnyside Cogeneration)
7.10%, 8/15/2023	3,722,000	3,750,511
Vermont—.3%
Vermont Housing Finance Agency, Single Family Housing
6.40%, 11/1/2030 (Insured; FSA)	1,665,000	1,669,795
Virginia—3.1%
Greater Richmond Convention Center Authority, Hotel Tax
Revenue (Convention Center Expansion Project)
6.25%, 6/15/2010	10,500,000 [b]	11,903,850

The Fund

15

STATEMENT OF INVESTMENTS (continued)
	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Virginia (continued)
Pittsylvania County Industrial Development
Authority, Exempt Facility Revenue 7.65%, 1/1/2010	1,000,000	1,082,900
Tobacco Settlement Financing Corp. of Virginia,
Tobacco Settlement Asset-Backed Bonds
5.625%, 6/1/2037	4,750,000	4,939,952
Washington—3.2%
Energy Northwest, Wind Project Revenue
5.875%, 1/1/2007	3,000,000 [b]	3,187,770
Public Utility District Number 1 of Pend Orielle County,
Electric Revenue 6.375%, 1/1/2015	3,755,000	3,845,833
Seattle, Water System Revenue
6%, 7/1/2029 (Insured; FGIC)	10,000,000	10,955,500
West Virginia—3.0%
Braxton County, SWDR (Weyerhaeuser Co. Project)
6.125%, 4/1/2026	14,000,000	14,619,640
West Virginia Water Development Authority, Water
Development Revenue 6.375%, 7/1/2039	2,250,000	2,510,618
Wisconsin—5.8%
Badger Tobacco Asset Securitization Corp., Tobacco
Settlement Revenue 7%, 6/1/2028	22,995,000	26,223,958
Madison, IDR
(Madison Gas and Electric Co.) 5.875%, 10/1/2034	2,390,000	2,578,667
Wisconsin Health and Educational Facilities Authority,
Health, Hospital and Nursing Home Revenue
(Aurora Health Care Inc.) 6.40%, 4/15/2033	4,000,000	4,408,040
U.S. Related—1.5%
Children's Trust Fund of Puerto Rico,
Tobacco Settlement Asset-Backed Bonds
Zero Coupon, 5/15/2055	20,000,000	680,400
Guam Housing Corp., SFMR
5.75%, 9/1/2031 (Collateralized; FHLMC)	965,000	1,073,977
Puerto Rico Highway and Transportation Authority,
Transportation Revenue 6%, 7/1/2010	6,000,000 [b]	6,748,320

Total Investments (cost $785,737,973)	147.5%	838,436,933
Cash and Receivables (Net)	2.6%	14,827,174
Preferred Stock, at redemption value	(50.1%)	(285,000,000)
Net Assets applicable to Common Shareholders	100.0%	568,264,107

16

Summary of Abbreviations

ACA	American Capital Access	GNMA	Government National Mortgage
AGIC	Asset Guaranty Insurance Company		Association
AMBAC	American Municipal Bond	GO	General Obligation
	Assurance Corporation	HR	Hospital Revenue
ARRN	Adjustable Rate Receipt Notes	IDB	Industrial Development Board
BAN	Bond Anticipation Notes	IDC	Industrial Development Corporation
BIGI	Bond Investors Guaranty Insurance	IDR	Industrial Development Revenue
BPA	Bond Purchase Agreement	LOC	Letter of Credit
CGIC	Capital Guaranty Insurance	LOR	Limited Obligation Revenue
	Company	LR	Lease Revenue
CIC	Continental Insurance Company	MBIA	Municipal Bond Investors Assurance
CIFG	CDC Ixis Financial Guaranty		Insurance Corporation
CMAC	Capital Market Assurance	MFHR	Multi-Family Housing Revenue
	Corporation	MFMR	Multi-Family Mortgage Revenue
COP	Certificate of Participation	PCR	Pollution Control Revenue
CP	Commercial Paper	RAC	Revenue Anticipation Certificates
EDR	Economic Development Revenue	RAN	Revenue Anticipation Notes
EIR	Environmental Improvement	RAW	Revenue Anticipation Warrants
	Revenue	RRR	Resources Recovery Revenue
FGIC	Financial Guaranty Insurance	SAAN	State Aid Anticipation Notes
	Company	SBPA	Standby Bond Purchase Agreement
FHA	Federal Housing Administration	SFHR	Single Family Housing Revenue
FHLB	Federal Home Loan Bank	SFMR	Single Family Mortgage Revenue
FHLMC	Federal Home Loan Mortgage	SONYMA	State of New York Mortgage Agency
	Corporation	SWDR	Solid Waste Disposal Revenue
FNMA	Federal National Mortgage	TAN	Tax Anticipation Notes
	Association	TAW	Tax Anticipation Warrants
FSA	Financial Security Assurance	TRAN	Tax and Revenue Anticipation Notes
GAN	Grant Anticipation Notes	XLCA	XL Capital Assurance
GIC	Guaranteed Investment Contract

The Fund

17

STATEMENT OF INVESTMENTS (continued)
Summary of Combined Ratings (Unaudited)

Fitch	or Moody's	or Standard & Poor's	Value (%) †

AAA	Aaa	AAA	34.0
AA	Aa	AA	9.6
A	A	A	14.3
BBB	Baa	BBB	24.5
BB	Ba	BB	4.0
B	B	B	1.3
CCC	Caa	CCC	1.6
Not Rated [e]	Not Rated [e]	Not Rated [e]	10.7
			100.0

†	Based on total investments.
[a]	Non-income producing security; interest payment in default.
[b]	These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are
	collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on
	the municipal issue and to retire the bonds in full at the earliest refunding date.
[c]	Inverse floater security—the interest rate is subject to change periodically.
[d]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in
	transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, these
	securities amounted to $20,146,194 or 3.5% of net assets applicable to Common Shareholders.
[e]	Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to
	be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

18

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2005

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	785,737,973	838,436,933
Cash		508,168
Interest receivable		15,068,798
Prepaid expenses		24,426
		854,038,325

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3 (b)		491,874
Dividends payable to Preferred Shareholders		60,300
Administrative service fees		5,961
Accrued expenses		216,083
		774,218

Auction Preferred Stock, Series M, T, W, Th, and F
par value $.001 per share (11,400 shares issued and
outstanding at $25,000 per share liquidation preference)—Note 1		285,000,000

Net Assets applicable to Common Shareholders ($)		568,264,107

Composition of Net Assets ($):
Common Stock, par value $.001 per share
(60,588,631 shares issued and outstanding)		60,589
Paid-in capital		571,194,784
Accumulated undistributed investment income—net		75,988
Accumulated net realized gain (loss) on investments		(55,766,214)
Accumulated net unrealized appreciation
(depreciation) on investments		52,698,960

Net Assets applicable to Common Shareholders ($)		568,264,107

Shares Outstanding
(500 million shares authorized)		60,588,631
Net Asset Value, per share of Common Stock ($)		9.38

See notes to financial statements.

The Fund

19

STATEMENT OF OPERATIONS Year Ended September 30, 2005
Investment Income ($):
Interest Income	46,687,925
Expenses:
Management fee—Note 3(a)	6,376,743
Commission fee—Note 1	768,655
Custodian fees—Note 3(b)	139,042
Shareholder servicing costs	126,411
Shareholders' reports	82,444
Professional fees	70,184
Registration fees	64,161
Directors' fees and expenses—Note 3(c)	60,210
Interest expense—Note 2	2,145
Miscellaneous	65,105
Total Expenses	7,755,100
Less—reduction in management fee
due to undertaking—Note 3(a)	(778,756)
Net Expenses	6,976,344
Investment Income—Net	39,711,581

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	4,278,800
Net unrealized appreciation (depreciation) on investments	8,461,372
Net Realized and Unrealized Gain (Loss) on Investments	12,740,172
Dividends on Preferred Stock	(5,765,999)
Net Increase in Net Assets Resulting from Operations	46,685,754

See notes to financial statements.
20

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2005	2004

Operations ($):
Investment income—net	39,711,581	38,388,063
Net realized gain (loss) on investments	4,278,800	(3,656,398)
Net unrealized appreciation
(depreciation) on investments	8,461,372	10,859,866
Dividends on Preferred Stock	(5,765,999)	(3,752,228)
Net Increase (Decrease) in Net Assets
Resulting from Operations	46,685,754	41,839,303

Dividends to Shareholders from ($):
Investment income—net	(34,656,704)	(39,179,128)

Capital Stock Transactions ($):
Dividends reinvested	—	3,898,829
Total Increase (Decrease) in Net Assets	12,029,050	6,559,004

Net Assets ($):
Beginning of Period	556,235,057	549,676,053
End of Period	568,264,107	556,235,057
Undistributed investment income—net	75,988	856,307

Capital Share Transactions (Shares):
Shares issued for dividends reinvested	—	419,905

See notes to financial statements.

The Fund

21

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund's financial statements, and with respect to common stock, market price data for the fund's common shares.

		Year Ended September 30,

	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	9.18	9.14	9.37	9.66	9.38
Investment Operations:
Investment income—net	.66[b]	.63[b]	.71[b]	.81[b]	.82
Net realized and unrealized
gain (loss) on investments	.21	.12	(.15)	(.35)	.18
Dividends on Preferred Stock
from net investment income	(.10)	(.06)	(.07)	(.08)	(.16)
Total from Investment Operations	.77	.69	.49	.38	.84
Distributions to Common Shareholders:
Dividends from investment income—net	(.57)	(.65)	(.72)	(.67)	(.56)
Net asset value, end of period	9.38	9.18	9.14	9.37	9.66
Market value, end of period	8.87	8.86	9.38	10.11	9.69

Total Return (%) [c]	6.87	1.55	.33	11.89	20.22

22

		Year Ended September 30,

	2005	2004	2003	2002 [a]	2001

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets
applicable to Common Stock [d]	1.37	1.38	1.40	1.38	1.39
Ratio of net expenses
to average net assets
applicable to Common Stock [d]	1.23	1.38	1.40	1.38	1.39
Ratio of net investment income
to average net assets
applicable to Common Stock [d]	7.03	6.97	7.86	8.61	8.49
Ratio of total expenses to
to total average net assets [d]	.91	.91	.92	.91	.92
Ratio of net expenses
to total average net assets [d]	.82	.91	.92	.91	.92
Ratio of net investment income
to total average net assets [d]	4.67	4.59	5.15	5.69	5.65
Portfolio Turnover Rate	27.96	27.31	54.79	36.81	10.07
Asset coverage of Preferred Stock	299	295	293	294	299

Net Assets, net of Preferred Stock,
end of period ($ x 1,000)	568,264	556,235	549,676	554,757	565,725
Preferred Stock outstanding,
end of period ($ x 1,000)	285,000	285,000	285,000	285,000	285,000

[a]	As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended September 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 8.58% to 8.61%. Per share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Calculated based on market value.
[d]	Does not reflect the effect of dividends to Preferred Stockholders.
See notes to financial statements.

The Fund

23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Strategic Municipals, Inc. (the "fund”) is registered under the Investment Company Act of 1940, as amended (the "Act”), as a diversified closed-end management investment company.The fund's investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager” or "Dreyfus”) serves as the fund's investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial”). The fund's Common Stock trades on the New York Stock Exchange under the ticker symbol LEO.

The fund has outstanding 2,280 shares of Series M,Series T,Series W,Series TH and Series F for a total of 11,400 shares of Auction Preferred Stock ("APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation).APS dividend rates are determined pursuant to periodic auctions. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions.The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors.The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Robin R. Melvin and John E. Zuccotti to represent holders of APS on the fund's Board of Directors.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

24

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in municipal debt securities are valued on the last business day of each week and month by an independent pricing service (the "Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders of Common Stock ("Common Shareholders(s)”): Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared

The Fund

25

NOTES TO FINANCIAL STATEMENTS (continued)

and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986,as amended (the "Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment and cash purchase plan.

On September 29, 2005, the Board of Directors declared a cash dividend of $.046 per share from investment income-net, payable on October 28, 2005 to Common Shareholders of record as of the close of business on October 14, 2005.

(d) Dividends to shareholders of APS: For APS, dividends are currently reset every 7 days.The dividend rates in effect at September 30, 2005 were as follows: Series M-2.50%, Series T-2.65%, Series W-2.70%, Series TH-2.50% and Series F-2.55% .

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At September 30, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $488,952, accumulated capital losses $55,829,368 and unrealized appreciation $52,762,114.

26

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to September 30, 2005. If not applied, $7,920,020 of the carryover expires in fiscal 2009, $76,128 expires in fiscal 2010, $20,575,114 expires in fiscal 2011 and $27,258,106 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2005 and September 30, 2004, were as follows: tax exempt income of $40,422,703 and $42,931,356, respectively.

During the period ended September 30, 2005, as a result of permanent book to tax differences primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $69,197, increased accumulated net realized gain (loss) on investments by $179,252 and decreased paid-in capital by $110,055. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the line of credit during the period ended September 30, 2005 was approximately $60,300, with a related weighted average annualized interest rate of 3.56% .

NOTE 3—Management Fee and Other Transactions With
Affiliates:

(a) Pursuant to a management agreement ("Agreement”) with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund's average weekly net assets, inclusive of the out-

The Fund

27

NOTES TO FINANCIAL STATEMENTS (continued)

standing auction preferred stock, and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the fund's aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the fund or (2) 2% of the first $10 million, 1 1 / 2 % of the next $20 million and 1% of the excess over $30 million of the average value of the fund's net assets. The fund has undertaken for the period from November 1, 2004 through October 31, 2006, to waive receipt of a portion of the fund's management fee, in the amount of .10% of the value of the fund's average weekly net assets (including net assets representing auction preferred stock outstanding).The reduction in management fee, pursuant to the undertaking, amounted to $778,756 during the one-year period ended September 30, 2005.

(b)The fund compensates Mellon Trust of New England, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services to the fund. During the period ended September 30, 2005, the fund was charged $139,042 pursuant to the custody agreement.

During the period ended September 30, 2005, the fund was charged $2,834 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $528,324, custodian fees $33,064, and chief compliance officer fees $929, which are offset against an expense reimbursement currently in effect in the amount of $70,443.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

28

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2005, amounted to $234,659,083 and $239,630,166, respectively.

At September 30, 2005, the cost of investments for federal income tax purposes was $785,674,819; accordingly, accumulated net unrealized appreciation on investments was $52,762,114, consisting of $53,317,261 gross unrealized appreciation and $555,147 gross unrealized depreciation.

The Fund

29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Strategic Municipals, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipals, Inc., including the statement of investments, as of September 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.Our procedures included verification by examination of securities held by the custodian as of September 30, 2005 and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipals, Inc. at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York November 7, 2005
30

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan”), a holder of Common Stock who has fund shares registered in his name will have all dividends and distributions reinvested automatically by The Bank of New York, as Plan agent (the "Agent”), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market.A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in "street name”) may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $2.50 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to The Bank of New York, Dividend Reinvestment Department, P.O. Box 1958, Newark, New Jersey 07101-9774, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than fifteen days prior to the record date for any distribution.

A Plan participant who has fund shares in his name has the option of making additional cash payments to the Agent, semi-annually, in any amount from $1,000 to $10,000, for investment in the fund's shares in the open market on or about January 15 and July 15. Any voluntary cash payments received more than 30 days prior to these dates will be

The Fund

31

ADDITIONAL INFORMATION (Unaudited) (continued)

returned by the Agent, and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before the payment is to be invested. A Common Shareholder who owns fund shares registered in street name should consult his broker/dealer to determine whether an additional cash purchase option is available through his broker/dealer.

The Agent maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

The fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases and purchases from voluntary cash payments, and a $1.25 fee for each purchase made from a voluntary cash payment.

The fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.

Managed Dividend Policy

The fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out

32

such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month.The fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock.These objectives cannot be achieved in all interest rate environments.To leverage, the fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund's Common Stock. In order to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risk of leveraging will begin to outweigh the benefits.

Supplemental Information

During the period ended September 30, 2005, there were: (i) no material changes in the fund's investment objectives or policies, (ii) no changes in the fund's charter or by-laws that would delay or prevent a change of control of the fund, (iii) no material changes in the principal risk factors associated with investment in the fund, and (iv) no change in the person primarily responsible for the day-to-day management of the fund's portfolio.

The Fund

33

ADDITIONAL INFORMATION (Unaudited) (continued)
Certifications

The fund's chief executive officer has certified to the NYSE, pursuant to the requirements of Section 303A.12(a) of the NYSE Listed Company Manual, that, as of June 17, 2005, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards.The fund's reports to the SEC on Form N-CSR contain certifications by the fund's chief executive officer and chief financial officer as required by Rule 30a-2(a) under the 1940 Act, including certifications regarding the quality of the fund's disclosures in such reports and certifications regarding the fund's disclosure controls and procedures and internal control over financial reporting.

34

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 2005 as "exempt-interest dividends” (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2005 calendar year on Form 1099-DIV which will be mailed by January 31, 2006.

The Fund

35

PROXY RESULTS (Unaudited)

Holders of Common Stock and holders of Auction Preferred Stock ("APS”) voted together as a single class (except as noted below) on the following proposal presented at the annual shareholders' meeting held on June 16, 2005.

			Shares

		For		Authority Withheld

To elect two Class II Directors: †
	Ehud Houminer	52,192,313		1,430,221
	Robin A. Melvin††	9,881		0

†	The terms of these Class II Directors expire in 2008.
††	Elected solely by APS holders, Common Shareholders not entitled to vote.

36

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Current term expires in 2007
Principal Occupation During Past 5 Years: Corporate Director and Trustee
Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Azimuth Trust, an institutional asset management firm, Member of Board of Managers and Advisory Board
  Sunair Electronics, Inc., engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 193
———————

David W. Burke (69)
Board Member (1989)
Current term expires in 2006
Principal Occupation During Past 5 Years: Corporate Director and Trustee.
Other Board Memberships and Affiliations:

  John F. Kennedy Library Foundation, Director
  U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 84
———————

William Hodding Carter III (70)
Board Member (1988)
Current term expires in 2007
Principal Occupation During Past 5 Years: President and Chief Executive Officer of the
John S. and James L. Knight Foundation (1998-present)
Other Board Memberships and Affiliations:

  Independent Sector, Director
  The Century Foundation, Director
  The Enterprise Corporation of the Delta, Director
  Foundation of the Mid-South, Director
No. of Portfolios for which Board Member Serves: 11
———————

Ehud Houminer (65)
Board Member (1994)
Current term expires in 2008
Principal Occupation During Past 5 Years:

  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 36

The Fund
37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Richard C. Leone (65)
Board Member (1989)
Current term expires in 2007
Principal Occupation During Past 5 Years:

  President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
No. of Portfolios for which Board Member Serves: 11
———————

Hans C. Mautner (67)
Board Member (1989)
Current term expires in 2006
Principal Occupation During Past 5 Years:

  President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)
  Director and Vice Chairman of Simon Property Group (1998-2003)
  Chairman and Chief Executive Officer of Simon Global Limited (1999-present)
Other Board Memberships and Affiliations:
  Capital and Regional PLC, a British co-investing real estate asset manager, Director
  Member - Board of Managers of: Mezzacappa Long/Short Fund LLC
  Mezzacappa Multi-Strategy Fund LLC Mezzacappa Multi-Strategy Plus Fund LLC
No. of Portfolios for which Board Member Serves: 11
———————

Robin A. Melvin (42)
Board Member (1995)
Current term expires in 2008
Principal Occupation During Past 5 Years:

  Senior Vice President of Mentor/National Mentoring Partnership, a national non-profit organiza- tion that is leading the movement to connect America's young people with caring adult mentors
No. of Portfolios for which Board Member Serves: 11
———————

John E. Zuccotti (68)
Board Member (1989)
Current term expires in 2006
Principal Occupation During Past 5 Years:

  Chairman of Brookfield Financial Properties, Inc.
No. of Portfolios for which Board Member Serves: 11
———————

The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.

38

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice
President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

A. PAUL DISDIER, Executive Vice
President since March 2000

Executive Vice President of the Fund, Director of Dreyfus Municipal Securities, and an officer of 2 other investment companies (comprised of 2 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since February 1988.

MARK N. JACOBS, Vice President since
March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since February 1984.

The Fund

39

OFFICERS OF THE FUND (Unaudited) (continued)
JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, Assistant
Treasurer since March 2000.

Senior Accounting Manager – Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 1981.

ERIK D. NAVILOFF, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Money Market Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

40

OFFICERS AND DIRECTORS
D rey f u s S t ra te g i c M u n i c i p a l s ,	I n c .

200 Park Avenue
New York, NY 10166

Directors	Portfolio Managers:
Joseph S. DiMartino	Joseph P. Darcy
David W. Burke	A. Paul Disdier
William Hodding Carter, III	Douglas J. Gaylor
Ehud Houminer	Joseph A. Irace
Richard C. Leone	Colleen A. Meehan
Hans C. Mautner	W. Michael Petty
Robin A. Melvin*	Scott Sprauer
John E. Zuccotti*	Bill Vasiliou
* Auction Preferred Stock Directors	James Welch
Monica S.Wieboldt

Officers
President
Stephen E. Canter
Vice President
Mark N. Jacobs
Executive Vice Presidents
Stephen Byers
A. Paul Disdier
Vice President and Secretary
Michael A. Rosenberg
Vice President and Assistant Secretaries
James Bitetto
Joni Lacks Charatan
Joseph	M. Chioffi
Janette	E. Farragher
John B. Hammalian
Robert R. Mullery
Jeff Prusnofsky
Treasurer
James Windels
Assistant Treasurers
Gregory S. Gruber
Erik D. Naviloff
Robert Robol
Robert Svagna
Kenneth J. Sandgren
Chief Compliance Officer
Joseph W. Connolly

Investment Adviser
The Dreyfus Corporation
Custodian
Mellon Trust of
New England, N.A.
Counsel
Stroock & Stroock & Lavan LLP
Transfer Agent,
Dividend Disbursing Agent
and Registrar
The Bank of New York (Common Stock)
Deutsche Bank Trust Company America
(Auction Preferred Stock)
Auction Agent
Deutsche Bank Trust Company America
(Auction Preferred Stock)
Stock Exchange Listing
NYSE Symbol: LEO
Initial SEC Effective Date
9/23/87

The Net Asset Value appears in the following publications: Barron's, Closed-End Bond Funds section under the heading
"Municipal Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading "Closed-End Bond
Funds” every Monday; NewYork Times, Business section under the heading "Closed-End Bond Funds—National Municipal
Bond Funds” every Sunday.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940,as amended,that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund

41

For	More	Information

Dreyfus Strategic Municipals, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Trust of
New England, N.A.
One Boston Place
Boston, MA 02108

Transfer Agent &
Dividend Disbursing Agent
and Registrar
(Common Stock)
The Bank of New York
101 Barclay Street
New York, NY 10286

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2005, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Richard Leone, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Richard Leone is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,710 in 2004 and $34,374 in 2005.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $20,500 in 2004 and $4,725 in 2005. These services consisted of (i) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended and (ii) agreed upon procedures in evaluating compliance by the fund with provisions of the fund's articles supplementary, creating the series of auction rate preferred stock.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $218,500 in 2004 and $0 in 2005.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,610 in 2004 and $3,018 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns;

(ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2004 and $0 in 2005. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $790,824 in 2004 and $761,002 in 2005.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act”). The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and the following person constitute the Audit Committee and full Board of Trustees of the Registrant:

David W. Burke Hodding Carter III Joseph S. DiMartino Ehud Houminer Richard C. Leone Hans C. Mautner Robin A. Melvin John E. Zuccotti, Esq.

The Fund has determined that each member of the Audit Committee of the Registrant is not an "interested person” of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended, and for purposes of Rule 10A-3(b)(1)(iii) under the Exchange Act, is considered independent.

Item 6. Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
None.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Strategic Municipals, Inc.
By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	November 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	November 29, 2005

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	November 29, 2005

EXHIBIT INDEX
(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)